UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 30, 2025

BEYOND MEAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38879	26-4087597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 N. Douglas Street, Suite 100
El Segundo, California 90245
(Address of principal executive offices, including zip code)

(866) 756-4112
(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BYND	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 30, 2025, Beyond Meat, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, the final settlement of the Exchange Offer (as defined herein). The Company is filing this Amendment No. 1 on Form 8-K/A (the “Amendment”) to amend Item 3.02 of the Original Report in order to correct certain information reported in Item 3.02 of the Original Report. Item 3.02 below updates and supersedes the information in Item 3.02 of the Original Report. Except for the information contained in 3.02 hereof, this Amendment does not otherwise modify or update the Original Report. The information previously reported in the Original Report under Item 8.01 is hereby incorporated by reference into this Amendment.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the Company’s previously announced exchange offer (the “Exchange Offer”) to exchange any and all of its 0% Convertible Senior Notes due 2027 (the “Existing Convertible Notes”) for a pro rata portion of up to $202.5 million in aggregate principal amount of newly issued 7.00% Convertible Senior Secured Second Lien PIK Toggle Notes due 2030 (the “New Convertible Notes”) and up to 326,190,370 shares of the Company’s common stock (the “New Shares”), on October 30, 2025, in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder, the Company issued 1,684,270 New Shares and $1,004,000 in aggregate principal amount of New Convertible Notes to eligible holders of the Existing Convertible Notes accepted for exchange in the Exchange Offer.

The New Convertible Notes and New Shares offered in the Exchange Offer, and the shares of common stock issuable upon conversion of the New Convertible Notes, have not been, and will not be, registered under the Securities Act, or any other securities laws. This Current Report on Form 8-K/A shall not constitute an offer to sell, or the solicitation of an offer to buy, the New Convertible Notes and New Shares offered in the Exchange Offer, the shares underlying the New Convertible Notes, the Existing Convertible Notes or any other securities, nor will there be any sale of such securities or any other securities, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

*  *  *

Important Information and Where to Find It

Certain stockholder proposals arising out of the Exchange Offer (the “Stockholder Proposals”) will be submitted to the Company’s stockholders for their consideration and approval at a special meeting of the Company’s stockholders. In connection with the Stockholder Proposals, the Company filed with the U.S. Securities and Exchange Commission (“SEC”) a definitive proxy statement on Schedule 14A on October 17, 2025 (the “Proxy Statement”), which has been sent or provided to the Company’s stockholders and contains important information about the Stockholder Proposals and related matters. The Company may also file other relevant documents with the SEC regarding the Stockholder Proposals. This Current Report on Form 8-K/A is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE STOCKHOLDER PROPOSALS, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE STOCKHOLDER PROPOSALS, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors and security holders may obtain free copies of the Proxy Statement and other documents containing important information about the Company and the Stockholder Proposals that are filed or will be filed with the SEC by the Company at the SEC’s website at www.sec.gov or at the Company’s website at investors.beyondmeat.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Stockholder Proposals. Information regarding the Company’s directors and named executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the Proxy Statement.

To the extent holdings of the Company’s securities by such directors or executive officers (or the identity of such directors or executive officers) have changed since the information set forth in the Proxy Statement, such information has been or will be reflected on the Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of the Company’s directors and executive officers in the Stockholder Proposals are included in the Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K/A constitute “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. Forward-looking statements include statements regarding the Company’s ability to consummate the

Exchange Offer. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While the Company believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made or implied herein including risks related to the Company’s ability to realize the anticipated benefits of the Exchange Offer and the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 5, 2025, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 29, 2025 filed with the SEC on May 8, 2025, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 2025 filed with the SEC on August 8, 2025, and under the heading “Supplementary Risk Factors” in Beyond Meat’s Current Report on Form 8-K filed with the SEC on October 6, 2025, as well as other factors described from time to time in the Company’s filings with the SEC. Such forward-looking statements are made only as of the date of this Current Report on Form 8-K/A. The Company undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If the Company does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND MEAT, INC.

By:	/s/ Lubi Kutua
Lubi Kutua
Chief Financial Officer and Treasurer

Date: October 30, 2025